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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 1, 2006
                        (Date of earliest event reported)

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                1-14036                            43-1581814
       (Commission File Number)       (I.R.S. Employer Identification No.)

    333 West 11th Street, Kansas City, Missouri               64105
      (Address of principal executive offices)             (Zip Code)


                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  Entry into a Material Definitive Agreement

     DST Systems, Inc. ("DST") has entered into a Second Amendment to Credit Agreement, dated as of September 1, 2006 (the "Second Amendment"), amending the Credit Agreement dated as of June 28, 2005, as amended, (the "Credit Agreement") for DST's $600 million unsecured revolving credit facility. The Second Amendment is among DST, the Lenders identified in the Second Amendment and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender. A copy of the Second Amendment is attached as Exhibit 10.1 to this report.

     The Second  Amendment  amends the Credit  Agreement by, among other things:
(i) deleting the Consolidated Net Worth financial covenant from the Credit Agreement; (ii) allowing DST to repurchase or redeem its capital stock with the $254 million cash dividend it received from Asurion Corporation on July 13, 2006, as described in DST's current report on Form 8-K dated July 13, 2006, as filed with the Securities and Exchange Commission on July 17, 2006, provided such repurchase or redemption occurs during the period prior to August 31, 2007;
(iii) allowing DST to repurchase or redeem its capital stock in an aggregate amount not to exceed $50,000,000 with the cash proceeds from the sale of real property, in one or more transactions, provided such repurchase or redemption occurs within one year of the receipt of the proceeds of each such sale; (iv) clarifying that DST may repurchase or redeem capital stock from employees in connection with the exercise of stock options by and/or the vesting of restricted stock of such employees in the amount necessary to fund the cash payments made by DST to the IRS to cover tax liabilities of such employees related to such exercise of stock options or vesting of restricted stock; and
(v) increasing the maximum Consolidated Leverage Ratio permitted as of the end of each quarter from 3.00 to 1.00 to 3.25 to 1.00 for the remaining term of the Credit Agreement.

     The above description of the Second Amendment is qualified in its entirety by reference to the terms of the Second Amendment attached hereto as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number              Description
-------------       ------------------------------------------------------------

10.1                Second Amendment to Credit Agreement,  dated as of September
                    1, 2006




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of September, 2006.

                                     DST SYSTEMS, INC.

                                     By: /s/ Kenneth V. Hager
                                         ---------------------------------------
                                         Kenneth V. Hager
                                         Vice President, Chief Financial Officer
                                            and Treasurer


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